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                           [LETTER HEAD OF MINET]

Transco Syndicate No 1,
per Exstar E & S Insurance Services,                             COVER NOTE
311 South Wacker Drive,                                          ADDENDUM
Suite 500
Chicago                                                          Page 1 of 2
Illinois 60606 - 6618,
U.S.A.                                                           7th March 1997

ADDENDUM NUMBER TWO ATTACHING TO AND FORMING PART OF COVER NOTE NUMBER 964788 DATED 17TH APRIL, 1996.

IN ACCORDANCE WITH YOUR INSTRUCTIONS, WE HAVE AMENDED THE FOLLOWING REINSURANCE AS BELOW:


                TRANSCO SYNDICATE NO. 1 &/OR ALPINE INS. CO.
                 MARINE ACCOUNT EXCESS OF LOSS REINSURANCE.
            U.S.$250,000 E. & E.L. EXCESS U.S.$250,000 E. & E.L.
                    EXCESS U.S.$250,000 IN THE AGGREGATE.
                    L.O.D. 12 MONTHS AT 1ST MARCH, 1996.

It is hereby noted and agreed that the term of this Reinsurance is amended to read 'Losses Occurring During the Period 1st March, 1996 to 19th July, 1997 Both Days Inclusive, Local Standard Time at the place where the loss occurs (in respect of Business written prior to 1st September, 1996)'.

It is further noted and agreed that the premium is amended to $167,500 plus
50% of pro rata for the period 1st March, 1997 to 19th July, 1997 (141/365 days = 0.3863013 x $167,500 = $64,705.47 x 50% = $32,352.73). The adjustable feature is deleted.

Reinstatements remain Two at 100% Additional Premium based on $167,500 regardless of date of loss. In the event of claims as per Reinsured's telefax dated January 9, 1997 exhausting the $250,000 aggregate herein, a further aggregate of $125,000 will be retained by the Reinsured for the period 1st March, 1997 to 19th July, 1997.






  Subject to the Terms and Conditions of the Contract or Policy to be issued



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Page 2 of 2 continuing Cover Note Addendum.




ALL OTHER TERMS, CLAUSES AND CONDITIONS REMAIN UNALTERED.
---------------------------------------------------------

For and on behalf of                          For and on behalf of
J. H. MINET REINSURANCE BROKERS               J. H. MINET REINSURANCE BROKERS
LIMITED                                       LIMITED




/s/                                           /s/
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Please check that this Cover Note Addendum is in accordance with your instructions and if any change is required or if any security is not acceptable to you, then please contact us immediately in writing. Please remember that all other terms, clauses and conditions, security and limitations of the Original Cover Note and any Addenda thereto remain unchanged.